EXHIBIT 23.3

                     CROSBY, GUENZEL, DAVIS,
                        KESSNER & KUESTER
                134 South 13th Street, Suite 400
                     Lincoln, Nebraska 68508



                              September 2, 1994



The Board of Directors
Acceptance Insurance Companies Inc.
Omaha, Nebraska

Gentlemen:

We hereby consent to the reference to our firm as counsel for Acceptance Insurance Companies Inc. in documents incorporated by reference in the Registration Statement on Form S-3, File No.
33-53001.

                              Very truly yours,

                              CROSBY, GUENZEL, DAVIS,
                              KESSNER & KUESTER


                                   /s/ Donn E. Davis
                              By
                                   Donn E. Davis

DED:eak/accept/s3a1sw4